UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-6103

Investors Cash Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

Investors Cash Trust

Treasury Portfolio

Institutional Shares

September 30, 2007

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit www.dws-scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Portfolio's Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio's Institutional Shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate the Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Portfolio Return	Institutional Shares
Beginning Account Value 4/1/07	$ 1,000.00
Ending Account Value 9/30/07	$ 1,024.10
Expenses Paid per $1,000*	$ 1.27
Hypothetical 5% Portfolio Return
Beginning Account Value 4/1/07	$ 1,000.00
Ending Account Value 9/30/07	$ 1,023.75
Expenses Paid per $1,000*	$ 1.26
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio
Institutional Shares	.25%

For more information, please refer to the Portfolio's prospectus.

Portfolio Summary

Investors Cash Trust — Treasury Portfolio

Asset Allocation	9/30/07	3/31/07

US Treasury Obligations	7%	5%
Repurchase Agreements	93%	95%
	100%	100%
Weighted Average Maturity	9/30/07	3/31/07

Investors Cash Trust — Treasury Portfolio	19 days	22 days
Treasury & Repo Retail Fund Average*	14 days	9 days
* The Portfolio is compared to its respective iMoneyNet category: Treasury & Repo Retail Fund Average includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio's holdings, see pages 5-6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the 14th day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Government & Agency Obligations 7.2%
US Treasury Obligations
US Treasury Bills:
4.13%*, 3/13/2008	25,000,000	24,529,639
4.14%*, 3/13/2008	25,000,000	24,528,500
4.815%*, 11/1/2007	40,000,000	39,834,150
US Treasury Note, 3.75%, 5/15/2008	30,000,000	29,871,215
Total Government & Agency Obligations (Cost $118,763,504)		118,763,504

Repurchase Agreements 92.7%
BNP Paribas, 4.1%, dated 9/14/2007, to be repurchased at $75,222,083 on 10/10/2007 (a)	75,000,000	75,000,000
BNP Paribas, 4.1%, dated 8/23/2007, to be repurchased at $85,464,667 on 10/10/2007 (b)	85,000,000	85,000,000
Citigroup Global Markets, Inc., 4.15%, dated 8/22/2007, to be repurchased at $135,949,313 on 10/22/2007 (c)	135,000,000	135,000,000
Citigroup Global Markets, Inc., 4.15%, dated 9/14/2007, to be repurchased at $140,613,278 on 10/22/2007 (d)	140,000,000	140,000,000
JPMorgan Securities, Inc., 4.05%, dated 9/28/2007, to be repurchased at $404,782,603 on 10/1/2007 (e)	404,646,035	404,646,035
Merrill Lynch Government Securities, Inc., 4.1%, dated 9/28/2007, to be repurchased at $160,054,667 on 10/1/2007 (f)	160,000,000	160,000,000
Morgan Stanley & Co., Inc., 3.5%, dated 8/21/2007, to be repurchased at $66,378,583 on 10/19/2007 (g)	66,000,000	66,000,000
Morgan Stanley & Co., Inc., 3.5%, dated 9/14/2007, to be repurchased at $74,251,806 on 10/19/2007 (h)	74,000,000	74,000,000
The Goldman Sachs Co., Inc., 3.5%, dated 9/28/2007, to be repurchased at $400,116,667 on 10/1/2007 (i)	400,000,000	400,000,000
Total Repurchase Agreements (Cost $1,539,646,035)		1,539,646,035
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,658,409,539)+	99.9	1,658,409,539
Other Assets and Liabilities, Net	0.1	1,588,868
Net Assets	100.0	1,659,998,407
* Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,658,409,539.

The accompanying notes are an integral part of the financial statements.

(a) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
13,902,000	US Treasury Bonds	5.5-6.125	2/15/2026-8/15/2028	15,994,999
59,872,000	US Treasury Notes	2.625-4.75	5/15/2008-5/15/2015	60,505,006
Total Collateral Value				76,500,005
(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
10,483,000	US Treasury Bills	Zero Coupon	10/4/2007-3/13/2008	10,177,263
676,000	US Treasury Inflation Index Bond	3.375	1/15/2012	839,007
56,156,000	US Treasury Notes	3.0-5.5	10/31/2007-8/15/2017	56,792,820
14,586,000	US Treasury Bonds	5.375-10.625	8/15/2015-2/15/2031	18,891,814
Total Collateral Value				86,700,904
(c) Collateralized by $321,966,544 US Treasury STRIPS, with various maturities of 8/15/2018-11/15/2027 with a value of $140,400,000.
(d) Collateralized by $400,801,325 US Treasury STRIPS, with various maturities of 11/15/2018-5/15/2037 with a value of $145,600,000.
(e) Collateralized by $945,576,000 US Treasury STRIPS, with various maturities of 11/15/2007-5/15/2037 with a value of $412,740,063.
(f) Collateralized by $164,016,732 Government National Mortgage Association, with various coupon rates from 5.0-7.0% with various maturities of 6/20/2021-5/15/2036 with a value of $163,660,477.
(g) Collateralized by $68,053,000 US Treasury Note, 2.625% with a maturity date of 3/15/2009 with a value of $66,846,250.
(h) Collateralized by $75,318,000 US Treasury Notes, with various coupon rates from 3.0- 4.75% with various maturities of 2/15/2009-5/15/2004 with a value of $75,862,863.
(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
188,987,000	US Treasury Bonds	5.25-8.875	2/15/2019-2/15/2029	212,330,477
152,308,000	US Treasury Note	4.0	8/31/2009	152,426,800
43,721,000	US Treasury Bill	Zero Coupon	1/10/2008	43,260,181
Total Collateral Value				408,017,458
STRIPS: Separate Trading of Registered Interest & Principal Securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost	$ 118,763,504
Repurchase Agreements, valued at amortized cost	1,539,646,035
Total investments, valued at amortized cost	1,658,409,539
Interest receivable	3,237,646
Receivable for Portfolio shares sold	536,973
Other assets	45,311
Total assets	1,662,229,469
Liabilities
Cash overdraft	36,357
Payable for Portfolio shares redeemed	778,257
Distributions payable	346,528
Accrued management fee	149,108
Other accrued expenses and payables	920,812
Total liabilities	2,231,062
Net assets, at value	$ 1,659,998,407
Net Assets Consist of:
Undistributed net investment income	24,866
Accumulated net realized gain (loss)	(7,461)
Paid-in capital	1,659,981,002
Net assets, at value	$ 1,659,998,407
Net Asset Value
Institutional Shares Net Asset Value, offering and redemption price per share ($942,785,971 ÷ 942,790,384 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)	$ 1.00

Premier Money Market Shares

Net Asset Value, offering and redemption price per share ($77,226,140 ÷ 77,256,257 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)
$ 1.00
Investment Shares Net Asset Value, offering and redemption price per share ($460,414,388 ÷ 460,386,834 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)	$ 1.00

DWS U.S. Treasury Money Fund Class S

Net Asset Value, offering and redemption price per share ($179,571,908 ÷ 179,638,351 outstanding shares of capital stock, $.01 par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 14,313,762
Expenses: Management fee	442,889
Services to shareholders	290,500
Custodian fee	23,411
Distribution service fees	557,750
Auditing	23,309
Legal	8,897
Trustees' fees and expenses	12,043
Reports to shareholders	50,985
Registration fees	16,771
Other	8,979
Total expenses before expense reductions	1,435,534
Expense reductions	(15,770)
Total expenses after expense reductions	1,419,764
Net investment income (loss)	12,893,998
Net realized gain (loss) from investments	8,910
Net increase (decrease) in net assets resulting from operations	$ 12,902,908

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007

Operations: Net investment income	$ 12,893,998	$ 3,046,944
Net realized gain (loss)	8,910	488
Net increase (decrease) in net assets resulting from operations	12,902,908	3,047,432
Distributions to shareholders from: Net investment income: Institutional Shares	(3,895,526)	(152,866)
Premier Money Market Shares	(1,265,459)	(2,894,078)
Investment Shares	(4,767,737)	—
DWS U.S. Treasury Money Fund Class S	(2,964,087)	—
Portfolio share transactions: Proceeds from shares sold	1,746,279,358	169,167,862
Net assets acquired in tax-free reorganizations	1,531,101,226	—
Reinvestment of distributions	12,381,372	3,046,875
Cost of shares redeemed	(1,687,841,955)	(218,617,923)
Net increase (decrease) in net assets from Portfolio share transactions	1,601,920,001	(46,403,186)
Increase (decrease) in net assets	1,601,930,100	(46,402,698)
Net assets at beginning of period	58,068,307	104,471,005
Net assets at end of period (including undistributed net investment income of $24,866 and $23,677, respectively)	$ 1,659,998,407	$ 58,068,307

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Shares
Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.024	.049	.034	.014	.008	.014
Less distributions from net investment income	(.024)	(.049)	(.034)	(.014)	(.008)	(.014)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	2.41**	5.03	3.48	1.43	.84	1.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	943	3	3	3	10	32
Ratio of expenses before expense reductions (%)	.27*	.48	.42	.55	.53	.34
Ratio of expenses after expense reductions (%)	.25*	.25	.25	.25	.25	.25
Ratio of net investment income (%)	4.46c*	4.88	3.55[c]	1.40	.84	1.42
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Total return would have been lower had certain expenses not been reduced.
[c] Due to the timing of the subscriptions and redemptions, the amount shown does not correspond to the total return during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Investors Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified investment management company organized as a Massachusetts business trust.

The Treasury Portfolio ("the Portfolio") offers multiple classes of shares that include: Institutional Shares, Premier Money Market Shares, Investment Shares (effective May 21, 2007, see Note 6) and DWS U.S. Treasury Money Fund Class S (effective May 21, 2007, see Note 6). Certain detailed financial information for the Premier Money Market Shares, Investment Shares and DWS U.S. Treasury Money Fund Class S is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

At March 31, 2007, the Portfolio had a net tax basis capital loss carryforward of approximately $16,400 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2012 ($100), March 31, 2013 ($2,100), March 31, 2014 ($12,000), March 31, 2015 ($2,200), the respective expiration dates, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Portfolio's financial statements.

Distribution of Income. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Portfolio pays a monthly management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

For the period from April 1, 2007 through May 20, 2010 for Premier Money Market Shares and through September 14, 2010 for Institutional Shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of Premier Money Market Shares and Institutional Shares at 0.98% and 0.25%, respectively.

Effective May 21, 2007 (commencement of operations of Investment Shares) through September 16, 2007 for Investment Shares, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of Investment Shares at 0.71%.

Effective September 17, 2007 through September 14, 2010 for Investment Shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of Investment Shares at 0.67%.

Effective May 21, 2007 (commencement of operations of DWS U.S. Treasury Money Fund Class S) through May 18, 2010 for DWS U.S. Treasury Money Fund Class S, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of DWS U.S. Treasury Money Fund Class S at 0.65%.

Accordingly, for the six months ended September 30, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.15% of the Portfolio's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Portfolio. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolio. For the six months ended September 30, 2007 (from commencement of operations of May 21, 2007, for Investment Shares and DWS U.S. Treasury Money Fund Class S), the amount charged to the Portfolio by DWS-SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2007
Institutional Shares	$ 8,876	$ 8,876	$ —
Premier Money Market Shares	82,126	—	71,244
Investment Shares	94,068	—	52,111
DWS U.S. Treasury Money Fund Class S	104,779	—	35,145
	$ 289,849	$ 8,876	$ 158,500

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of the Premier Money Market Shares and Investment Shares. For the six months ended September 30, 2007 (from commencement of operations of May 21, 2007, for Investment Shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Premier Money Market Shares	$ 78,981	$ 16,249
Investment Shares	278,186	77,994
	$ 357,167	$ 94,243

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the Institutional Shares, Premier Money Market Shares and Investment Shares at an annual rate of 0.05% of average daily net assets for the Institutional Shares, up to 0.25% of average daily net assets for the Premier Money Market Shares, and up to 0.07% of average daily net assets for the Investment Shares. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the six months ended September 30, 2007 (from commencement of operations of May 21, 2007, for Investment Shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2007	Annualized Effective Rate
Institutional Shares	$ 43,710	$ 5,762	$ 17,048.04%
Premier Money Market Shares	78,981	—	16,225.25%
Investment Shares	77,892	—	21,983.07%
	$ 200,583	$ 5,762	$ 55,256

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the six months ended September 30, 2007, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,915, of which $5,995 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

3. Fee Reductions

For the six months ended September 30, 2007, the Advisor agreed to reimburse the Portfolio $1,036, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the six months ended September 30, 2007, the Portfolio's custodian fees were reduced by $96 for the custody agent credits earned.

4. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Trust may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

	Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Shares	1,086,836,229	$ 1,086,836,229	21,866,383*	$ 21,866,383*
Premier Money Market Shares	102,490,937	102,490,936	147,301,479	147,301,479
Investment Shares**	525,798,406	525,798,406	—	—
DWS U.S. Treasury Money Fund Class S**	31,153,787	31,153,787	—	—
		$ 1,746,279,358		$ 169,167,862
Shares issued in tax-free reorganizations
Institutional Shares	962,075,352	$ 962,051,434	—	$ —
Investment Shares	391,261,087	391,285,281	—	—
DWS U.S. Treasury Money Fund Class S	177,832,893	177,764,511	—	—
		$ 1,531,101,226		$ —
Shares issued to shareholders in reinvestment of distributions
Institutional Shares	3,589,530	$ 3,589,530	152,809*	$ 152,809*
Premier Money Market Shares	1,260,091	1,260,091	2,894,066	2,894,066
Investment Shares**	4,672,762	4,672,762	—	—
DWS U.S. Treasury Money Fund Class S**	2,858,989	2,858,989	—	—
		$ 12,381,372		$ 3,046,875
Shares redeemed
Institutional Shares	(1,113,077,531)	$ (1,113,077,531)	(21,600,348)*	$ (21,600,348)*
Premier Money Market Shares	(81,211,685)	(81,211,685)	(197,017,575)	(197,017,575)
Investment Shares**	(461,345,421)	(461,345,421)	—	—
DWS U.S. Treasury Money Fund Class S**	(32,207,318)	(32,207,318)	—	—
		$ (1,687,841,955)		$ (218,617,923)
Net increase (decrease)
Institutional Shares	939,423,580	$ 939,399,662	418,844*	$ 418,844*
Premier Money Market Shares	22,539,343	22,539,342	(46,822,030)	(46,822,030)
Investment Shares**	460,386,834	460,411,028	—	—
DWS U.S. Treasury Money Fund Class S**	179,638,351	179,569,969	—	—
		$ 1,601,920,001		$ (46,403,186)
* On August 15, 2006, Service Shares were renamed Institutional Shares.
** For the period from May 21, 2007 (commencement of operations) to September 30, 2007.

6. Acquisition of Assets

On May 21, 2007, the Portfolio acquired all of the net assets of DWS U.S. Treasury Money Fund and Cash Reserve Fund, Inc.-Treasury Series pursuant to a plan of reorganization approved by shareholders on April 18, 2007. The acquisition was accomplished by a tax-free exchange of 177,832,893 shares of DWS U.S. Treasury Money Market Fund, 271,817,186 Treasury Institutional shares and 286,117,024 Treasury shares of the Cash Reserve Fund, Inc. — Treasury Series, respectively, for 177,832,893 DWS U.S. Treasury Money Class S shares and 271,817,186 Institutional Shares and 286,117,024 Investment Shares of the Portfolio, respectively, outstanding on May 21, 2007. DWS U.S. Treasury Money Market Fund and Cash Reserve Fund, Inc. — Treasury Series' net assets at that date of $177,764,511 and $557,978,258, respectively, were combined with those of the Portfolio. The aggregate net assets of the Portfolio immediately before the acquisition were $64,255,859. The combined net assets of the Portfolio immediately following the acquisition were $799,998,628.

On September 17, 2007, the Portfolio acquired all of the net assets of Treasury Money Portfolio pursuant to a plan of reorganization approved by shareholders for Treasury Money Fund Institutional and Treasury Money Fund Investment on May 4, 2007 and on August 21, 2007, respectively (both funds were formerly feeders of the Treasury Money Portfolio.) The acquisition was accomplished by a tax-free exchange of 105,144,063 Treasury Money Fund Investment shares and 690,258,166 Treasury Money Fund Institutional shares for 105,144,063 Investment Shares and 690,258,166 Institutional Shares of the Portfolio outstanding on September 17, 2007. Treasury Money Portfolio's net assets at that date of $795,358,457 were combined with those of the Portfolio. The aggregate net assets of the Portfolio immediately before the acquisition were $1,034,307,211. The combined net assets of the Portfolio immediately following the acquisition were $1,829,665,668.

Other Information

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the Trust's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Portfolio's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Portfolio's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolio with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Portfolio's gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer universe performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Portfolio's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer group compiled by iMoneyNet Inc.), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Portfolio's gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Portfolio's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for Premier Money Market Shares that expired on August 1, 2007 and an expense cap for Institutional Shares (formerly Service Shares) that expires on September 15, 2010, showed that the Portfolio's management fee rate was at the 1st percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 fees and/or administrative services fees) were at the following percentiles of the peer universe: the 71st percentile for Premier Money Market Shares, the 66th percentile for Institutional Shares (formerly Service Shares), the 24th percentile for Investment Class Shares, and the 39th percentile for DWS US Treasury Money Fund Class S Shares. The Board also considered the Portfolio's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS funds. The Board took into account the Advisor's commitment to cap total expenses for Premier Money Market Shares and DWS US Treasury Money Fund Class S Shares until May 19, 2010 and to cap total expenses for Institutional Shares (formerly Service Shares) and Investment Class Shares until September 15, 2010.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although total expense ratios for certain share classes were above the median of the peer universe, such total expense ratios were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the size of the Portfolio and the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS funds, as well as estimates of the pre-tax profits attributable to managing the Portfolio in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted that, based on the information provided, the Advisor operated the Portfolio at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Treasury Portfolio - Institutional Shares, a series of Investors Cash Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Treasury Portfolio - Institutional Shares, a series of Investors Cash Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007